EXHIBIT (d)(2)


           [Letterhead of AIRCOA HOTEL PARTNERS, L.P.]


                       ______________, 1997



Dear AIRCOA Hotel Partners, L.P. Unitholders:

           I am pleased to announce that the merger (the
"Merger") of Regal Merger Limited Partnership ("Regal"), a wholly owned subsidiary of Regal Hotel Management, Inc., with and into AIRCOA Hotel Partners, L.P. (the "Partnership") became effective on September 29, 1997.

           As a result of the Merger, each Class A and Class B unit of limited partner interest has been converted into the right to receive $3.10 and $20.00 in cash per unit, respectively. AIRCOA certificates or depositary receipts representing Class A or Class B units should now be exchanged for the cash payments which you are entitled to receive. A Letter of Transmittal that will allow you to facilitate the exchange is enclosed. The properly completed Letter of Transmittal, together with your AIRCOA certificates, must be mailed or hand delivered to the Paying Agent, American Stock Transfer and Trust Company, at the address indicated thereon.

           An envelope is enclosed for your convenience in mailing your AIRCOA certificates and the completed Letter of Transmittal to the Paying Agent. If you send your certificates by mail, we recommend that they be sent (using the return envelope provided) by registered mail, properly insured, with return receipt requested. Do not send your AIRCOA stock certificate to Regal or the Partnership.

           Please read carefully all instructions on the reverse side of the Letter of Transmittal and make certain that the Letter is properly completed, dated and signed. Should you have any questions as to how to complete the Letter of Transmittal, please feel free to contact our Paying Agent, American Stock Transfer and Trust Company, at 1-800-_________.

           It is important that you surrender your AIRCOA certificates as soon as possible. It is only upon surrender of your AIRCOA certificates, along with the properly completed Letter of Transmittal, that you will receive your cash payment.

                                Sincerely,


                                /s/ Douglas M. Pasquale
                                --------------------------------
                                Douglas M. Pasquale, President
                                and Chief Executive Officer
                                AIRCOA Hospitality Services,
                                Inc., General Partner of AIRCOA
                                Hotel Partners, L.P.

                      LETTER OF TRANSMITTAL

         To Surrender Units of Limited Partner Interest

                               of

                   AIRCOA HOTEL PARTNERS, L.P.

 The Paying Agent is: AMERICAN STOCK TRANSFER AND TRUST COMPANY

        By Hand:                  By Mail:          By Overnight Courier:


                   Facsimile for Eligible Institutions:
                           To confirm fax only:

----------------------------------------------------------------------
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS,
OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL
NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING
THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS
LETTER OF TRANSMITTAL IS COMPLETED.
----------------------------------------------------------------------


-----------------------------------------------------------------------
                  DESCRIPTION OF UNITS SURRENDERED
-----------------------------------------------------------------------
Name(s) and Address(es) of Registered          Units Transmitted
Holder(s) (please fill in, if blank,           (Attach additional
exactly as name(s) appear(s) on the           schedule, if necessary)*
Certificate(s))
-------------------------------------------------------------------------
-------------------------------------------------------------------------
         (1)                                  (2)                    (3)
                                                              Number and Class
                                                                  of Units
                                                                Represented by
                                       Certificate Number(s)    Certificate(s)
                                   -------------------------    --------------

                                   -------------------------    --------------

                                   -------------------------    --------------

                                   -------------------------    --------------

                                   -------------------------    --------------

                                   -------------------------    --------------
                                           Total Units Surrendered:
                                              Class A:
                                              Class B:
-----------------------------------------------------------------------
   * Completion of this Letter of Transmittal will constitute the surrender of all Units delivered herewith.


      This Letter of Transmittal should be used to deliver Class A units of limited partner interest ("Class A Units") and/or Class B units of limited partner interest ("Class B Units" and, together with the Class A Units, the "Units") of AIRCOA Hotel Partners, L.P., a Delaware limited partnership (the "Partnership"), pursuant to the Notice of Merger of the Partnership, dated October __, 1997 (the "Notice"), and the Agreement and Plan of Merger, dated as of May 2, 1997, by and among the Partnership, AIRCOA Hospitality Services, Inc., the general partner of the Partnership, Regal Merger Limited Partnership and Regal Hotel Management, Inc.

      All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Notice.

      Holders who wish to deliver their Units must complete columns (1) through (3) in the box above entitled "Description of Units Surrendered" and sign in the appropriate box below. Holders who complete this Letter of Transmittal and deliver their Units will be deemed to have surrendered such Units listed in the box on the cover hereof.

                    -------------------------


             NOTE: SIGNATURES MUST BE PROVIDED BELOW.
      PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

      The undersigned hereby surrenders to AIRCOA Hotel Partners, L.P., a Delaware limited partnership ("AIRCOA"), subject to the terms and conditions of (a) the Agreement and Plan of Merger, dated as of May 2, 1997 (the "Merger Agreement"), by and among the Partnership, AIRCOA Hospitality Services, Inc., the general partner of the Partnership (the "General Partner"), Regal Merger Limited Partnership ("Regal") and Regal Hotel Management, Inc. ("RHM") and (b) this Letter of Transmittal, the above-described certificates or depositary receipts ("Certificates") representing Class A units of limited partner interest ("Class A Units") and/or Class B units of limited partner interest ("Class B Units" and, together with the Class A Units, the "Units") which have been canceled as a result of the merger of Regal with and into the Partnership (the "Merger").

      You are hereby instructed to make payment, without interest, in the amount of $3.10 per Class A Unit and $20.00 per Class B Unit (the "Merger Consideration") formerly evidenced by the enclosed Certificate(s) (subject to the withholdings described below) by mailing to the address set forth on the face hereof a check or checks payable to the undersigned holder(s), unless otherwise indicated herein under "Special Payment Instructions" or "Special Delivery Instructions."

      The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the Certificates transmitted herewith without restriction, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying Agent or the Partnership to be necessary or desirable to complete the surrender of the Certificates to RHM.

      No authority conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

/_/ CHECK HERE IF UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE PAYING AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: ________________________________________

    Check box of applicable Book-Entry Transfer Facility:

      /_/ The Depository Trust Company

      /_/ Philadelphia Depository Trust Company

    Account Number: ________________________________________________________

    Transaction Code Number: _______________________________________________

            NOTE: SIGNATURES MUST BE PROVIDED BELOW.


         PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                LETTER OF TRANSMITTAL CAREFULLY.

/_/ CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING UNITS THAT
    YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 9.

    Number and class of Units represented by the lost or
    destroyed Certificates: ________
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 1, 4, 5 and 6)        (See Instructions 1, 4, 5 and 6)

      To be completed ONLY if the check      To be completed ONLY if the check
for the Merger Consideration for Units   for the Merger Consideration for Units
accepted for payment is to be issued in  accepted for payment is to be mailed to
the name of someone other than the       someone other than the undersigned, or
undersigned.                             to the undersigned at an address other
                                         than that shown under "Description of
                                         Units Surrendered."
Issue Check to:
                                         Deliver Check to:
Name:____________________________
              (Print)                    Name:______________________________
                                                          (Print)
Address:_________________________
                                         Address:___________________________
_________________________________
        (Include Zip Code)               ___________________________________
_________________________________            (Include Zip Code)
(Taxpayer Identification or
 Social Security Number)


     (See Substitute Form W-9)
-----------------------------------------------------------------------

                             IMPORTANT
                      UNITHOLDERS: SIGN HERE
    (Also Please Complete Substitute Form W-9 Included Herein)

X:_________________________________________________________________________

X:_________________________________________________________________________
                     Signature(s) of Holder(s)
Dated: ____________, 199__

(Must be signed by the register holder(s) exactly as name(s) appear(s) on Certificates or, if transmitted by a participant in a Book-Entry Transfer Facility, by the participant exactly as such participant's name appears on a security position listing such participant as the owner of the Units or by a person(s) authorized to become the registered holder(s) by Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.)

Name(s):___________________________________________________________________

        ___________________________________________________________________
                          (Please Print)

Capacity (full title):_____________________________________________________

Address:___________________________________________________________________

        ___________________________________________________________________
                           (Include Zip Code)
Area Code and Telephone No.:_______________________________________________

Taxpayer Identification or Social Security No.:____________________________

                    Guarantee of Signature(s)
             (If required--See Instructions 1 and 4)


Authorized Signature:______________________________________________________

Name (Please Print):_______________________________________________________

Name of Firm:______________________________________________________________

Address:___________________________________________________________________

___________________________________________________________________________
                         (Include Zip Code)

Area Code and Telephone Number:_________________ Dated: _____________, 199_


     FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION
                    GUARANTEE IN SPACE BELOW.

                           INSTRUCTIONS


           1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of these instructions, includes any participant in either of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of Units) of the Units transmitted herewith and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above or (b) such Units are transmitted for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4. If Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to a person other than the registered holder of the Certificates surrendered, the transmitted Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) or owner(s) appear on the Certificate, with the signatures on such Certificate or stock powers guaranteed as aforesaid. See Instruction 4.

           2. Delivery of Letter of Transmittal and Certificates.
This Letter of Transmittal is to be used either if Certificates are to be forwarded herewith or if Units are to be delivered by book-entry transfer.

           The method of delivery of this Letter of Transmittal, Certificates and all other required documents, including delivery through any Book-Entry Transfer Facility, is at the option and risk of the unitholder, and the delivery will be deemed made only when actually received by the Paying Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

           3. Inadequate Space. If the space provided herein under "Description of Units Surrendered" is inadequate, the Certificate numbers, the number and class of Units evidenced by such Certificates and the number of Units of each class surrendered should be listed on a separate schedule and attached hereto.

           4. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Units transmitted hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without any alteration, enlargement or change whatsoever.

           If any Unit transmitted hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Units transmitted hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Units.

           If this Letter of Transmittal is signed by the registered holder(s) of the Units transmitted hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to a person other than the registered holder(s), in which case the Certificate(s) evidencing the Units transmitted hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

           If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Units transmitted hereby, the Certificate(s) evidencing the Units transmitted hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

           If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to RHM of such person's authority so to act must be submitted.

           5. Stock Transfer Taxes. Except as provided in this Instruction 5, RHM will pay all stock transfer taxes with respect to the transfer of Units to it or its order pursuant to the Merger. If, however, payment of the Merger Consideration for any Units accepted for payment is to be made to a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered owner(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Merger Consideration for such Units accepted for payment, unless satisfactory evidence to RHM of the payment of such taxes or exemption therefrom is submitted.

           Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Certificates evidencing the Units transmitted hereby.

           6. Special Payment and Delivery Instructions. If a check for the Merger Consideration for any Units transmitted hereby is to be issued to a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Units Surrendered," the appropriate boxes on this Letter of Transmittal must be completed. See Instruction 1.


           7. Substitute Form W-9. Each unitholder (or other payee) transmitting Certificates hereby is required to provide the Paying Agent with a correct Taxpayer Identification Number ("TIN") and certain other information on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such unitholder (or other payee) is subject to backup withholding of federal income tax. If a unitholder has been notified by the Internal Revenue Service that such unitholder is subject to backup withholding, such unitholder must cross out item (2) of the certification box of the Substitute Form W-9, unless such unitholder has since been notified by the Internal Revenue Service that such unitholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject such unitholder (or other payee) to 31% federal income tax withholding on the payment of the Merger Consideration for all Units accepted for payment from such unitholder. If such unitholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such unitholder should write "Applied for" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Paying Agent is not provided with a TIN by the time of payment, the Paying Agent will withhold 31% on all payments thereafter to such unitholder (or other payee) until a TIN is provided to the Paying Agent.

           8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Paying Agent at its address or telephone number set forth herein. Additional copies of the Merger Agreement, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Paying Agent or the Partnership.

           9. Lost, Destroyed or Stolen Certificates. If any Certificate(s) has been lost, destroyed or stolen, the unitholder should promptly notify the Paying Agent by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Units so lost, destroyed or stolen. The Paying Agent will, in turn, notify the Partnership's transfer agent, who will initiate lost stock proceedings. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

                    IMPORTANT TAX INFORMATION

           Under the federal income tax law, a unitholder whose surrendered Units are accepted for payment is required by law to provide the Paying Agent (as payer) with such unitholder's correct TIN on Substitute Form W-9 below. If such unitholder is an individual, the TIN is such unitholder's social security number. If the Paying Agent is not provided with the correct TIN, the unitholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such unitholder or other payee with respect to Units accepted for payment pursuant to the Merger may be subject to backup withholding.

           Certain unitholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

           If backup withholding applies, the Paying Agent is required to withhold 31% of any payments made to the unitholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

           To prevent backup withholding on payments that are made to a unitholder or other payee with respect to Units accepted for payment pursuant to the Merger, the unitholder is required to notify the Paying Agent of such unitholder's correct TIN (or the TIN of any other payee) by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such unitholder is awaiting a TIN), and that (i) such unitholder is exempt from backup withholding, (ii) such unitholder has not been notified by the Internal Revenue Service that such unitholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such unitholder that such unitholder is no longer subject to backup withholding.

What Number to Give the Paying Agent

           The unitholder is required to give the Paying Agent the social security number or employer identification number of the record holder of the Units transmitted hereby. If the Units are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If such unitholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the unitholder should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Paying Agent is not provided with a TIN by the time of payment, the Paying Agent will withhold 31% of all payments to such unitholder until a properly certified TIN is provided to the Paying Agent.

----------------------------------------------------------------------
Payer's Name: American Stock Transfer and Trust Company
----------------------------------------------------------------------
  SUBSTITUTE               Part I -- Taxpayer            Social Security Number
                           Identification Number --      OR Employee
                                                         Identification Number
  Form W-9                 For all accounts, enter
Department of the          taxpayer identification number  ____________________
Treasury Internal          in the box at right. (For most     (If awaiting TIN
Revenue Service            individuals, this is your social          write
                           security number.  If you do not      "Applied For")
Payer's Request for        have a number, see Obtaining a
Taxpayer Identification    Number in the enclosed Guidelines).
Number (TIN)               Certify by signing and dating
                           below.

                           Note:  If the account is in more than one
                           name, see chart in the enclosed
                           Guidelines to determine which number to
                           give the payer.
-------------------------------------------------------------------------
                           Part II -- For persons exempt from
                           backup withholding, see the enclosed
                           Guidelines and complete as instructed
                           therein.
-----------------------------------------------------------------------
 Part III -- Certification-- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct
    Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

    Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item
    (2). (Also see instructions in the enclosed Guidelines).

-------------------------                 ----------------------------
         Signature                                Date
----------------------------------------------------------------------

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
    WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

----------------------------------------------------------------------
       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to a 31% backup withholding tax until I provide a properly certified taxpayer identification number.

-------------------------                 ----------------------------
         Signature                                Date
----------------------------------------------------------------------

  NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9
        MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.